UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

EDUCATION LENDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29995	33-0851387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12760 High Bluff Drive, Suite 210, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 617-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 AND 2.03 Entry Into a Material Definitive Agreement; Creation of a Direct Financial Obligation

The Indenture dated as of October 18, 2002 among Education Funding Resources, LLC, as Issuer (“EFR”), Corporate Receivables Corporation and Corporate Asset Funding Company, Inc., as Conduit Lenders, certain financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and Eligible Lender Trustee and Education Lending Services, Inc., as Master Servicer, as amended (the “EFR Indenture”) was amended on November 22, 2004 to temporarily increase the program limit under that Indenture to $1,000,000,000. EFR is an indirect, wholly-owned subsidiary of Education Lending Group, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Indenture dated as of October 18, 2002 among Education Funding Resources, LLC, as Issuer, Corporate Receivables Corporation and Corporate Asset Funding Company, Inc., as Conduit Lenders, certain financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and Eligible Lender Trustee and Education Lending Services, Inc., as Master Servicer *

10.2	Amendment No. 17 dated as of November 22, 2004, to the Indenture dated as of October 18, 2002 among Education Funding Resources, LLC, as Issuer, Corporate Receivables Corporation and Corporate Asset Funding Company, Inc., as Conduit Lenders, certain financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and Eligible Lender Trustee and Education Lending Services, Inc., as Master Servicer

*	Incorporated by reference from Education Lending Group Inc.’s Form S-4 Registration Statement filed December 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Education Lending Group, Inc.

By:	/s/ James G. Clark
James G. Clark
Chief Financial Officer

Date: November 22, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Indenture dated as of October 18, 2002 among Education Funding Resources, LLC, as Issuer, Corporate Receivables Corporation and Corporate Asset Funding Company, Inc., as Conduit Lenders, certain financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and Eligible Lender Trustee and Education Lending Services, Inc., as Master Servicer *

10.2	Amendment No. 17 dated as of November 22, 2004, to the Indenture dated as of October 18, 2002 among Education Funding Resources, LLC, as Issuer, Corporate Receivables Corporation and Corporate Asset Funding Company, Inc., as Conduit Lenders, certain financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and Eligible Lender Trustee and Education Lending Services, Inc., as Master Servicer

*	Incorporated by reference from Education Lending Group Inc.’s Form S-4 Registration Statement filed December 16, 2002.